                                                                       Exhibit A

                List of Members, Directors and Executive Officers
                              of Reporting Persons



                     UBS CAPITAL JERSEY CORPORATION II LTD.

      The names and titles of the directors and executive officers of UBS Capital Jersey Corporation II, Ltd. and their business addresses and principal occupations are set forth below.

NAME OF DIRECTOR            NATIONALITY         PRINCIPAL OCCUPATION/ADDRESS
Andrew Evans                British             Finance Director
                                                UBS AG, London Branch
                                                100 Liverpool Street
                                                London

Derek Smith                 British             Managing Director
                                                UBS AG
                                                Pelikanstrasse 6/8
                                                Zurich

Anthony R. Hillman          British             Attorney
                                                Jersey Trust Company
                                                P.O. Box 1075
                                                Elizabeth House
                                                9 Castle Street
                                                St. Helier
                                                Jersey JE4 2QB
                                                Channel Islands

Nigel A. LeQuesne           British             Attorney
                                                Jersey Trust Company
                                                P.O. Box 1075
                                                Elizabeth House
                                                9 Castle Street
                                                St. Helier
                                                Jersey JE4 2QB
                                                Channel Islands


      JTC Management Limited, a limited partnership formed under the laws of Jersey, Channel Islands, serves as the Secretary of the UBS Capital Jersey Corporation II, Ltd. JTC

      Management Limited's address c/o Jersey Trust Company, P.O. Box 1075, Elizabeth House, 9 Castle Street, St. Helier, Jersey JE4 2QB, Channel Islands.

    UBS CAPITAL AMERICAS III, LLC f/k/a UBS CAPITAL AMERICAS (LA-ADVISOR) LLC

      The names and titles of the managers of UBS Capital Americas III, LLC f/k/a UBS Capital Americas (LA-Advisor) LLC and their business addresses and principal occupations are set forth below.

NAME OF DIRECTOR            NATIONALITY         PRINCIPAL OCCUPATION/ADDRESS
Michael Greene              American            Principal
                                                299 Park Avenue
                                                New York, NY 10171

Justin S. Maccarone         American            Principal
                                                299 Park Avenue
                                                New York, NY 10171

George A. Duarte            American            Principal
                                                299 Park Avenue
                                                New York, NY 10171

Charles J. Santos-Buch      American            Principal
                                                299 Park Avenue
                                                New York, NY 10171

James A. Breckenridge       American            Principal
                                                299 Park Avenue
                                                New York, NY 10171

Lawrence Handen             American            Principal
                                                299 Park Avenue
                                                New York, NY 10171

Gesuele C. Capone           American            Principal
                                                299 Park Avenue
                                                New York, NY 10171

Luiz Spinola                Brazilian           Transactor
                                                Av. Juscelino Kubitschek
                                                50 6 andar
                                                04543-000 Sao Paolo - SP,
                                                Brazil

                                     UBS AG

      The names and titles of the members of the Group Executive Board, directors and executive officers of UBS AG and their business addresses and principal occupations are set forth below.

DIRECTORS

NAME OF DIRECTOR            NATIONALITY         PRINCIPAL OCCUPATION/ADDRESS
Chairman:                   Swiss               President des Verwaltungsrates
Marcel Ospel                                    UBS AG
                                                Aeschenplatz 6
                                                4002 Basle

Vice Chairman:              Swiss               Executive Vice Chairman
Alberto Togni                                   UBS AG
                                                Aeschenplatz 6
                                                4002 Basle

Vice Chairman:              Dutch               Executive Vice Chairman
Joannes A. de Gier                              UBS AG
                                                1 Curzon Street
                                                London

Ernesto Bertarelli          Swiss               Chief Executive Officer
                                                Serono International S.A.
                                                Ch. des Mines 15 bis, Geneva 20
                                                Switzerland 1211

Peter Bockli                Swiss               Advocat, Non-Executive Vice
                                                Chairman of UBS AG
                                                Bockli Thomann & Parmer
                                                St. Jakobs-Strasse 41
                                                P.O. Box 2342
                                                4002 Basle

Sir Peter Davis             British             Group Chief Executive
                                                J. Sainsbury plc
                                                Stamford House
                                                Stamford Street
                                                London SE1 9LL

Dr. Rolf A. Meyer           Swiss               Consultant

                                                Heiniweidstrasse 18
                                                8806 Bach


Hans Peter Ming             Swiss               Director of Sika Finanz AG
                                                Wiesenstrasse 7
                                                8008 Zurich

Lawrence A. Weinbach        American            Chairman, President and Chief
                                                Executive Officer
                                                UNYSIS Corporation
                                                P.O. Box 500
                                                Blue Bell, PA


      That the names, nationalities and addresses of other responsible persons of the Company are as follows:

NAME                        NATIONALITY         PRINCIPAL OCCUPATION/ADDRESS

Peter Wuffli                Swiss               President
                                                UBS AG
                                                Aeschenplatz 6
                                                4002 Basle

Georges Gagnebin            Swiss               Chairman UBS Wealth Management
                                                and Business Banking
                                                UBS AG
                                                Bahnhofstrasse 45
                                                8021 Zurich

Joseph J. Grano             American            Chairman and CEO UBS PaineWebber
                                                1285 Avenue of the Americas
                                                New York, NY

Stephan Haeringer           Swiss               Deputy President of Group
                                                Executive Board
                                                UBS AG
                                                Bahnhofstrasse 45
                                                8021 Zurich

John Costas                 American            Chairman and CEO
                                                UBS Warburg
                                                UBS AG
                                                677 Washington Blvd.
                                                Stamford, CT 06901

John A. Fraser              Australian          Chairman and CEO
                                                UBS Global Asset Management
                                                21 Lombard St.
                                                London, UK

Peter Kurer                 Swiss               Group General Counsel
                                                Bahnhofstrasse 45
                                                Zurich, Switzerland

Marcel Rohner               Swiss               CEO UBS Wealth Management and
                                                Business Banking
                                                Baerengasse 16
                                                Zurich, Switzerland

Clive Standish              British             Chairman and CEO Asia Pacific
                                                530 Collins Street
                                                Melbourne, Australia

Mark B. Sutton              American            President and COO
                                                UBS PaineWebber
                                                1200 Harbor Blvd.
                                                Weehawken, NJ 07086



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